Exhibit 99.1

CRH Medical Securityholders Approve Acquisition by WELL Health

VANCOUVER, BC, April 16, 2021 – CRH Medical Corporation (TSX: CRH) (NYSE: CRHM) (“CRH” or the “Company”) today announced that its securityholders approved the acquisition of CRH by a subsidiary of WELL Health Technologies Corp. (“WELL Health”) at the special meeting of CRH securityholders today.

The special resolution approving the arrangement was approved by: (i) 97.30% of the votes cast by CRH shareholders present in person or represented by proxy at the meeting; (ii) 97.49% of the votes cast by CRH shareholders, share unitholders and optionholders voting as a single class present in person or represented by proxy at the meeting; and (iii) 97.27% of the votes cast by “minority” CRH shareholders in accordance with Part 8 of Multilateral Instrument 61-101 – Protection of Minority Securityholders in Special Transactions.

Upon closing of the arrangement, CRH shareholders will receive US$4.00 per common share in cash, less any applicable withholding taxes.

The arrangement is subject to court and regulatory approvals and clearances, as well as other customary closing conditions. Subject to the satisfaction of such conditions, the transaction is expected to be completed on or about April 22, 2021.

About CRH Medical Corporation:

CRH Medical Corporation is a North American company focused on providing gastroenterologists throughout the United States with innovative services and products for the treatment of gastrointestinal diseases. In 2014, CRH became a full-service gastroenterology anesthesia company that provides anesthesia services for patients undergoing endoscopic procedures in ambulatory surgical centers. To date, CRH has completed 30 anesthesia acquisitions, and now serves 65 ambulatory surgical centers in 13 states. In addition, CRH owns the CRH O’Regan System, a single-use, disposable, hemorrhoid banding technology that is safe and highly effective in treating all grades of hemorrhoids. CRH distributes the O’Regan System, treatment protocols, operational and marketing expertise as a complete, turnkey package directly to gastroenterology practices, creating meaningful relationships with the gastroenterologists it serves. CRH’s O’Regan System is currently used in all 48 lower US states.

Cautionary Note Regarding Forward-Looking Statements

Certain statements and information included or incorporated by reference in this document may constitute “forward-looking statements” within the meaning of the U.S. Private Securities Litigation Reform Act of 1995 and “forward-looking information” within the meaning of Canadian securities laws (collectively, “forward-looking statements”). Forward looking statements include statements regarding the acquisition of the Company by WELL Health and the expected timetable for completing such proposed transaction, as well as all other statements that are not statements of historical fact. Forward-looking statements are generally identifiable by use of the words “may,” “will,” “should,” “expect,” “anticipate,” “estimate,” “believe,” “plan,” “intend” or “project” or the negative of these words or other variations on these words or comparable terminology.

Forward-looking statements reflect current expectations of management regarding future events and performance as of the date of this document and involve known and unknown risks, uncertainties and other factors which may cause our actual results to be materially different those expressed or implied by any forward-looking statements. These forward-looking statements should not be read as guarantees of future results, and there can be no assurance that the results expressed or implied by any forward-looking statements will be achieved. Important factors that could cause actual results to differ materially from the results discussed in forward-looking statements include: (i) the risk that regulatory or other approvals required for the transaction may be delayed or not obtained, or are obtained subject to conditions that are not anticipated; (ii) the possibility that certain other conditions to the consummation of the proposed transaction will not be satisfied or completed on a timely basis, or at all; (iii) the risk that the financing necessary for the consummation of the proposed transaction is unavailable at the closing; (iv) the risk of disruption from the announcement, pendency and/or completion of the potential transaction, including potential adverse reactions or changes to business relationships with customers, employees, suppliers or regulators, making it more difficult to maintain business and operational relationships; (v) uncertainties related to developments in the COVID-19 pandemic and its impact on the Company’s operations and the completion of the proposed transaction; and (vi) uncertainties related to general economic, financial, regulatory and political conditions, as well as potential changes in law and regulatory interpretations.

Additional factors that could cause actual results to differ materially from expectations include, without limitation, the risks identified by the Company in its most recent Annual Report on Form 10-K, its Quarterly Reports on Form 10-Q and its Current Reports on Form 8-K, which are available on EDGAR at www.sec.gov/edgar.shtml or on the Company’s website at www.crhmedcorp.com. The Company disclaims any intent or obligations to update or revise publicly any forward-looking statements whether as a result of new information, estimates or options, future events or results or otherwise, unless required to do so by law.

For further information:

Constantine Davides, CFA

339-970-2846

constantine.davides@westwicke.com

http://investors.crhsystem.com/